UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2007

Marshall Edwards, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-50484	51-0407811
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or
organization)
140 Wicks Road, North Ryde, NSW, 2113 Australia
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (011) 61 2 8877-6196
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sale of Equity Securities
Item 9.01 Financial Statements and Exhibits
Signature
Index to Exhibits
EX-10.1: SECURITIES SUBSCRIPTION AGREEMENT
EX-10.2: REGISTRATION RIGHTS AGREEMENT
EX-10.3: WARRANT AGREEMENT
EX-10.4: FORM OF WARRANT
EX-99.1: PRESS RELEASE

Item 1.01. Entry into a Material Definitive Agreement.
     Marshall Edwards, Inc. (“Marshall Edwards”) entered into a Securities Subscription Agreement with certain accredited investors dated as of August 1, 2007, for an approximately $16.4 million private placement consisting of 5,464,001 shares of common stock at a purchase price of $3.00 per share. The investors in the transaction also received a warrant to purchase an additional 4 shares of common stock for every block of 10 shares of common stock purchased. Marshall Edwards also issued 62,091 warrants to Blue Trading, LLC, which acted as the placement agent in the private placement, as part of the placement fee. All of the warrants are exercisable beginning February 6, 2008 and ending on August 6, 2012. The exercise price of the warrants is $3.60. Marshall Edwards has entered into a registration rights agreement with the investors party to the Securities Subscription Agreement and thereby agreed to register the common stock and the common stock issuable upon exercise of the warrants sold pursuant to the Securities Subscription Agreement for resale thereunder. In addition, Marshall Edwards has issued a notice of termination effectuating the immediate termination upon consummation of the private placement of the Standby Equity Distribution Agreement, dated as of July 11, 2006, by and between Marshall Edwards and Cornell Capital Partners, LP, as amended.
     The securities offered and sold in the private placement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were sold in reliance upon the exemption from securities registration afforded by Section 4(2) under the Securities Act and Regulation D thereunder. Each of the investors represented to Marshall Edwards that it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act.
     Marshall Edwards issued a press release announcing this transaction on August 6, 2007. A copy of the press release is attached hereto as Exhibit 99.1.
     The foregoing description of the Securities Subscription Agreement, the Registration Rights Agreement, the Form of Warrant Agreement between Marshall Edwards and Computershare Trust Company, N.A. and the Form of Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements filed as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, and each such exhibit is incorporated herein by reference.
This description does not constitute an offer to sell or the solicitation of an offer to buy any securities. The common stock and warrants sold in the offering have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements under the Securities Act or applicable state securities laws.
Item 3.02 Unregistered Sale of Equity Securities
     The disclosures set forth under Item 1.01 of this Current Report on Form 8-K are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.	Description

10.1	Securities Subscription Agreement, dated as of August 1, 2007, among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto

Exhibit No.	Description

10.2	Registration Rights Agreement, dated as of August 6, 2007, among Marshall Edwards, Inc. and the purchasers signatory thereto

10.3	Warrant Agreement, dated as of August 1, 2007, among Marshall Edwards, Inc., Computershare Inc. and Computershare Trust Company, N.A.

10.4	Form of Warrant

99.1	Press Release issued by Marshall Edwards, Inc., dated as of August 6, 2007
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSHALL EDWARDS, INC.

By:	/s/ David R. Seaton

David R. Seaton
Chief Financial Officer
(Duly Authorized Officer and Principal
Financial Officer)
Dated: August 6, 2007

Index to Exhibits

Exhibit No.	Description

10.1	Securities Subscription Agreement, dated as of August 1, 2007, among Marshall Edwards, Inc. and the investors listed on Schedule 2.1 thereto

10.2	Registration Rights Agreement, dated as of August 6, 2007, among Marshall Edwards, Inc. and the purchasers signatory thereto

10.3	Warrant Agreement, dated as of August 1, 2007, among Marshall Edwards, Inc., Computershare Inc. and Computershare Trust Company, N.A.

10.4	Form of Warrant

99.1	Press Release issued by Marshall Edwards, Inc., dated as of August 6, 2007